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                                                                 EXHIBIT (10)(w)


                             FIRSTMERIT CORPORATION
               EXECUTIVE COMMITTEE LIFE INSURANCE PROGRAM SUMMARY
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                             FIRSTMERIT CORPORATION
               EXECUTIVE COMMITTEE LIFE INSURANCE PROGRAM SUMMARY


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                                                 PLAN OVERVIEW
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 EMPLOYER NAME:                       FirstMerit Corporation


 ELIGIBLE EMPLOYEE GROUP:             Active Members of the Executive Committee



 PLAN EFFECTIVE DATE:                 January 1, 1995


 PURPOSE OF PLAN:                     FirstMerit  Corporation  seeks  to  provide  permanent  life  insurance
                                      (Whole Life) benefits to members of the Executive Committee.   The Bank
                                      bonuses an income  amount to each Executive equal  to the annual policy premium and retains no ownership rights in the policy.

                                      The Executive is the owner of the policy and controls all policy values and  benefits.  This  benefit  is granted in lieu of all existing Group
                                      Term Insurance benefits provided by the Bank in excess of $50,000.

 LIFE INSURANCE BENEFIT:              Chief Executive Officer -                                    $1,000,000
                                      Chief Operating Officer -                                    $  750,000
                                      Other Executive Committee Members -                          $  500,000


 BANK COST:                           The  Bank  pays an  annual  bonus to  each  eligible Executive equal to his/her  annual whole  life premium  cost based upon  age and  level of benefit PLUS a  bonus to assist  the Executive with  the impact of  the tax.


 EXECUTIVE COST:                      The Executive  reports annual taxable  income equal to  the TOTAL bonus amount received.



 PREMIUM PAYMENT PERIOD:              The  Bank will bonus  the policy premium  amounts to the  Executives to the later  of normal  retirement age  or to  the year  in which  policy dividends are sufficient to pay all future premium costs.
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